UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2018

ROYAL ENERGY RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52547	11-3480036
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

56 Broad Street, Suite 2, Charleston, SC 29401

(Address of principal executive offices) (Zip Code)

(843) 900-7693

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

On January 30, 2018, in connection with the resignation of Ronald Phillips as president of Royal Energy Resources, Inc. (the “Company”), the Company entered into a Separation and Severance Agreement with Mr. Phillips under which the Company agreed to issue Mr. Phillips 400,000 shares of common stock. The shares were issued pursuant to an exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933. In addition, the Company agreed to issue Mr. Phillips 100,000 shares of common stock under the Company’s 2015 Employee, Consultant and Advisory Stock Compensation Plan, which is registered under the Securities Act of 1933 on Form S-8.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On January 31, 2018, William L. Tuorto resigned as chief executive officer and principal executive officer of the Company. At the same time, Mr. Tuorto’s employment was amended to provide that he would continue to serve as executive chairman. Mr. Tuorto is also employed as executive chairman of the Company’s principal subsidiary, Rhino GP, LLC (“Rhino GP”), which serves as general partner of Rhino Resource Partners LP (“Rhino”) (OTCQB: RHNO).

On January 31, 2018, Douglas C. Holsted resigned as chief financial officer and principal financial officer of the Company. Mr. Holsted remains a consultant to the Company, and a director of Rhino GP, the general partner of Rhino.

On January 30, 2018, Ronald Phillips resigned as president of the Company. Mr. Phillips remains a consultant to the Company, but resigned as a director of Rhino GP.

On January 30, 2018, Brian Hughs’ employment agreement was amended to change his title to chief commercial officer.

(c) On January 31, 2018, the Company appointed Richard A. Boone as its chief executive officer and principal executive officer. Mr. Boone also serves as chief executive officer of Rhino GP, the general partner of Rhino. In connection with Mr. Boone’s employment, the Company and Mr. Boone entered into an employment agreement with an effective date of January 1, 2018 which provided for a base salary of $50,000 per annum, and that Mr. Boone would be expected to allocate his business time to the Company and Rhino in proportion to the base salary he is paid by each entity. At the same time, Mr. Boone’s employment agreement with Rhino was amended to allow him to serve as the Company’s chief executive officer.

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Mr. Boone has served as President and Chief Executive Officer of Rhino GP since December 30, 2016. Prior to December 2016, Mr. Boone served as Rhino GP’s President since September 2016 and served as its Executive Vice President and Chief Financial Officer since June 2014. Prior to June 2014, Mr. Boone served as Senior Vice President and Chief Financial Officer of Rhino GP since May 2010, and as Senior Vice President and Chief Financial Officer of Rhino Energy LLC since February 2005. Prior to joining Rhino Energy LLC, he served as Vice President and Corporate Controller of PinnOak Resources, LLC, a coal producer serving the steel making industry, since 2003. Prior to joining PinnOak Resources, LLC, he served as Vice President, Treasurer and Corporate Controller of Horizon Natural Resources Company, a producer of steam and metallurgical coal, since 1998. In total, Mr. Boone has approximately 36 years of experience in the coal industry.

On January 31, 2018, the Company appointed Wendell S. Morris as its chief financial officer and principal financial officer. Mr. Morris also serves as chief financial officer of Rhino GP, the general partner of Rhino. In connection with Mr. Morris’s employment, the Company and Mr. Morris entered into an employment agreement with an effective date of January 1, 2018 which provided for a base salary of $25,000 per annum, and that Mr. Morris would be expected to allocate his business time to the Company and Rhino in proportion to the base salary he is paid by each entity. At the same time, Mr. Morris’s employment agreement with Rhino was amended to allow him to serve as the Company’s chief financial officer.

Mr. Morris has served as Rhino GP’s Vice President and Chief Financial Officer since September 2016. From June 2015 to September 2016, Mr. Morris served as Rhino GP’s Vice President of Finance and prior to June 2015, Mr. Morris served as Rhino GP’s Vice President of External Reporting and Investor Relations. Prior to joining Rhino Energy, LLC, Mr. Morris was employed by Lexmark International, Inc. where he held various financial and accounting positions.

On January 31, 2018, the Company appointed Whitney Kegley as its general counsel and secretary. Ms. Kegley also serves as general counsel and secretary of Rhino GP, the general partner of Rhino. In connection with Ms. Kegley’s employment, the Company and Ms. Kegley entered into an employment agreement with an effective date of January 1, 2018 which provided for a base salary of $15,000 per annum, and that Ms. Kegley would be expected to allocate her business time to the Company and Rhino in proportion to the base salary she is paid by each entity. At the same time, Ms. Kegley’s employment agreement with Rhino was amended to allow her to serve as the Company’s general counsel and secretary.

Ms. Kegley has served as Rhino GP’s Vice President, Secretary and General Counsel since July 2012. Prior to joining Rhino GP, and beginning in April 2012, Ms. Kegley served as a partner with the law firm of Dinsmore & Shohl, LLP in their Lexington, KY office. Ms. Kegley concentrated her practice on mergers and acquisitions and general corporate law with an emphasis on mineral and energy law. From March 2009 to April 2012, Ms. Kegley was a member in the Lexington, KY office of McBrayer, McGinnis, Leslie & Kirkland, PLLC, where she concentrated on mergers and acquisitions and general corporate law with an emphasis on mineral and energy law. From August 1999 to March 2009, Ms. Kegley was employed by the law firm of Frost Brown Todd LLC where she held various positions.

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Section 8 – Other Items

Item 8.01 Other Items

On February 5, 2018, the Company issued the press release attached hereto as Exhibit 99.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99	Press Release

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SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYAL ENERGY RESOURCES, INC.

Date: February 5, 2018	By:	/s/ Richard A. Boone
Richard A. Boone, Chief Executive Officer

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